SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2010
Effective May 28, 2010, under the heading INVESTMENT OBJECTIVES AND POLICIES, the table with respect to the Cash Management Portfolio is deleted in its entirety and replaced with the following.

Cash Management Portfolio
In what other types of investments may the Portfolio periodically invest?	• Borrowing (up to 5%)
• Floating rate obligations
• Illiquid securities (up to 5% of net assets)
• Registered investment companies
• Reverse repurchase agreements
• Standby commitments
• Variable amount master demand notes
• Variable rate demand notes
• When-issued and delayed-delivery securities

What other types of risk may potentially or periodically affect the Portfolio?	• Credit quality risk

Effective May 28, 2010, under the heading SUPPLEMENTAL GLOSSARY, the disclosure relating to “Short-Term Investments,” is amended by inserting the following text immediately following the introductory paragraph:
Limitations applicable to the Cash Management Portfolio. The policies of the Cash Management Portfolio, as discussed in the following paragraphs, are amended to reflect the following:
(1)	The Cash Management Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days. A second tier security is a security eligible for purchase by the Portfolio that has been rated by NRSROs in the in the second highest short-term rating category or determined by the investment adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.

(2)	No more than 3% of the Cash Management Portfolio’s assets may be invested in second-tier securities, including commercial securities and extendible commercial notes (change from the previous limit of 5%).

(3)	No more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in second-tier securities issued by a single issuer (change from the previous limit of the greater of 1% or $1 million).
Dated: June 1, 2010